UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2021

HUBILU VENTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55611	47-3342387
(Commission File Number)	(I.R.S. Employer Identification No.)

205 S. Beverly Drive, Suite 205
Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

310-308-7887

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	HBUV	OTC Pink Sheet
Preferred	N/A	N/A

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

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Item 1.01 Entry into a Material Definitive Agreement.

(a) On June 8, 2021, Hubilu Venture Corporation (“the Company”), through its subsidiary, Sunza Investments LLC, a Wyoming Limited Liability Company (“Sunza”) entered into a non-binding purchase agreement (“the Halldale Agreement”) with Derek Morris, TTEE (“Property Seller”) to acquire real property located at 4021 Halldale Avenue in Los Angeles. The acquisition for $650,000 closed on July 22, 2021.

The foregoing description of the acquisition of the Halldale Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Halldale Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

(b) On April 17, 2021, the Company entered, through its subsidiary, Zinnia Investments, LLC, a Wyoming Limited Liability Company (“Zinnia”) into a non-binding purchase contract (‘the Zinnia Agreement”) with Mi Ra Ko and Irene Min Choi (“Property Sellers”) to acquire real property located at 3908 Denker Ave, Los Angeles CA. The acquisition for $668,000 closed June 18, 2021.

The foregoing description of the acquisition of the Denker Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Denker Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

(c) On June 28, 2021, the Company entered, through its subsidiary, Zinnia Investments, LLC, a Wyoming Limited Liability Company (“Zinnia”) into a non-binding purchase contract (‘the 38th Agreement”) with Joo young and Ku Kang, (“Property Seller”) to acquire real property located at 1284 W. 38th Street in Los Angeles CA. The acquisition for $735,000 closed on August 10, 2021.

The foregoing description of the acquisition of the 38th Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the 38th Agreement, copies of which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference.

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Item 2.01 Completion of Acquisition of Assets.

(a) July 22, 2021, the Company, through its subsidiary Sunza Investments LLC, a Wyoming Limited Liability Company, completed the acquisition of the real property located 4021 Halldale Avenue in Los Angeles. The property was vacant at the time of purchase. The acquisition was for $650,000. The Sunza purchase is subject to two loans as follows: (1) A first position note with payment on principal balance of $585,000 issued by Sunza, owing to lender, Center Street Lending, VIII SPE, LLC, whose terms of payments due are interest only, payable on unpaid principal at the rate of 8.5% per annum. Principal and interest payable in monthly installments of $4,143.75 or more starting on September 1, 2021, and continuing until the 14th day of July 2022, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $145,312 second position note owing by Sunza to Belladonna Lily Investments, Inc. (“Belladonna”), whose terms of payments due were interest only, payable on unpaid principal at the rate of 3.00% per annum. Interest only payable in monthly installments of $363.28 or more on the 15th day of each month beginning on the 15th day of August 2021 and continuing until the 30th day of June 2029, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Halldale Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Halldale Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated into this Item 1.01 by reference.

(b) On June 18, 2021, the Company, through its subsidiary, Zinnia Investments, LLC, closed on the acquisition of the real property located at 3908 Denker Ave, Los Angeles (“Denker”). The property was vacant at the time of purchase. The acquisition was for $668,000. The Zinnia purchase is subject to one loan as follows. (1) A first position note with interest only for $655,000 owing by Zinnia to Belladonna, whose terms of payments due were interest only, payable on unpaid principal at the rate of 6.00% per annum. Interest only payable in monthly installments of $3,275 or more on the 1st day of each month beginning on the 1st day of July 2021 and continuing until the 1st day of June 2025, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Denker Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Denker Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

(c) On August 2021, the Company, through its subsidiary, Zinnia Investments, LLC, (“Zinnia”) closed on acquisition of real property asset located at 1284 W. 38th Street in Los Angeles CA. The property was vacant at the time of purchase. The acquisition was for $735,000. The Zinnia purchase is subject to two loans as follows. (1) A first position note with payment on principal balance of $661,500 issued by the Zinnia owing to lender, Center Street Lending, VII SPE, LLC, whose terms of payments due are interest only, payable on unpaid principal at the rate of 8.5% per annum. Principal and interest payable in monthly installments of $4,685.63 or more starting on October 1, 2021, and continuing until the 3rd day of August 2022, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $110,000 second position note owing by Zinnia to Belladonna, whose terms of payments due were interest only, payable on unpaid principal at the rate of 5.25% per annum. Interest only payable in monthly installments of $481.25 or more on the 9th day of each month beginning on the 9th day of September 2021 and continuing until the 30th day of June 2029 at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the 38th Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the 38th Agreement, copies of which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference.

(d) On April 26, 2021, the Company, through our subsidiary, Elata Investments, LLC (“Elata”), refinanced the property located at 1267 W. 38th Street in Los Angeles. The terms of the refinance are as follows: A first position note with payment on principal balance of $620,000 issued by Elata, owing to lender, Visio Financial Services, Inc, whose terms of payments due are principal and interest, on unpaid principal at the rate of 4.975% per annum. 30-year fixed rate. Principal and interest payable in monthly installments of $3,318.83 or more starting on July 1, 2021, and continuing until the 1st day of June 2051, at which time the entire principal balance together with interest due thereon, shall become due and payable.

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(e) On May 17, 2021, the Company, through its subsidiary, Kapok Investments, LLC (“Kapok”), refinanced the property located at 1981 Estrella Avenue in Los Angeles. The terms of the refinance are as follows: A first position note with payment on principal balance of $920,000 issued by Kapok, owing to lender, Visio Financial Services, Inc, whose terms of payments due are principal and interest, on unpaid principal at the rate of 5.225% per annum. 30-year fixed rate. Principal and interest payable in monthly installments of $5,066.04 or more starting on July 1, 2021, and continuing until the 1st day of June 2051, at which time the entire principal balance together with interest due thereon, shall become due and payable.

(f) On May 17, 2021, the Company, through its subsidiary, Lantana Investments, LLC (“Lantana”), refinanced the property located at 1557 W. 29th Street in Los Angeles. The terms of the refinance are as follows: A first position note with payment on principal balance of $620,000 issued by Lantana, owing to lender, Visio Financial Services, Inc, whose terms of payments due are principal and interest, on unpaid principal at the rate of 4.975% per annum. 30-year fixed rate. Principal and interest payable in monthly installments of $3,318.83 or more starting on July 1, 2021, and continuing until the 1st day of June 2051, at which time the entire principal balance together with interest due thereon, shall become due and payable.

(g) On May 21, 2021, the Company, through its subsidiary, Elata Investments, LLC (“Elata”), refincanced the property located at 4016 Dalton Avenue in Los Angeles. The terms of the refinance are as follows: A first position note with payment on principal balance of $624,000 issued by Elata, owing to lender, Visio Financial Services, Inc, whose terms of payments due are principal and interest, on unpaid principal at the rate of 4.975% per annum. 30-year fixed rate. Principal and interest payable in monthly installments of $3,340.24 or more starting on July 1, 2021, and continuing until the 1st day of June 2051, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The Company intends, if applicable, to amend this Form 8-K to include the required Item 9.01 financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of Halldale, Denker, and 38th, which is significant within the meaning of Rule 3-14.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Dated August 20, 2021	HUBILU VENTURE CORPORATION

	By:	/s/ David Behrend
	Name:	David Behrend
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Contract, dated as of June 8, 2021 among Sunza Investments, LLC and Derek Morris, TTEE

10.2	Purchase Contract, dated as of April 17, 2021 among Zinnia Investments, LLC and Mi Ra Ko and Irene Min Choi

10.3	Purchase Contract, dated as of June 28, 2021 among Zinnia Investments, LLC and Joo Young and Ku Kang

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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